CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS AMG FUNDS: TIMESSQUARE MID CAP GROWTH FUND & TIMESSQUARE SMALL

          CAP GROWTH FUND AND SKYLINE SPECIAL EQUITIES PORTFOLIO

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: February 29, 2008	/s/ William J. Nutt
William J. Nutt
President

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS AMG FUNDS - TIMESSQUARE MID CAP GROWTH FUND & TIMESSQUARE SMALL

          CAP GROWTH FUND AND SKYLINE SPECIAL EQUITIES PORTFOLIO

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: February 29, 2008	/s/ Donald S. Rumery
Donald S. Rumery Chief Financial Officer